Exhibit 99.1

local corporation

Local Corporation Corporate Overview | Q2 2014

Forward looking statements

Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.

The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”, “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.

Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock-based compensation charges; gain or loss on derivatives’ revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share. Corporate Overview – Q2 2014 2

Our mission

To give consumers the most relevant and personalized information at the right time and on the right platform – and continually refine it until it’s perfect.

Corporate Overview – Q2 2014 3

Who we are

Founded/IPO 1999/2004 Recognition Deloìtte Fast 500TM 4 years in a row

Ticker LOCM (NASDAQ) Headquarters Irvine, CA

Revenue CAGR 31% from 2006 to 2013 Employees ~90

Flagship Site Local.com – Top US Site Patents 13 + applications pending

Traffic 24mm unique visitors/month

Reach 3B impressions per month

Intent Locally-focused consumer search

Current financial momentum

$100M $80M $60M $40M $20M $0M

31% CAGR 2006 2007 2008 2009 2010 2011 2012 2013 2014E

FY Revenue Est. FY Revenue

Corporate Overview – Q2 2014 4

Owned & operated site plus Network

Our network consists of our Owned & Operated site and a distribution Network, which provides advertisers with quality traffic and our publishers with differentiated, engaging content and high- performance monetization solutions.

Flagship site Local.com site and app offer consumers comprehensive and relevant local search results and content from the industry’s leading search and content partners.

.com local 24 million unique visitors

Distribution Network Our distribution Network consists of a diverse group of mobile, app and desktop publishers, including regional media sites, mobile carriers and pure play search sites, allowing us to reach more consumers across the internet and providing our advertisers with higher engagement.

3 billion impressions monthly

Corporate Overview – 2014 5

Connecting high intent consumers

92% of consumers research online before making a purchase

25% of searches are local & commercial

Many searches start on major search engines

...which bring them to

Our network

Consumers spend $11 Trillion Annually on goods and services $182B Total Online Ad Spend by 2017

Home

80% of spending occurs within 20 miles of the consumer’s home

Flower shop

Local.com

+ thousands

of network sites

6

What we do

We localize content and are amongst the best of monetizing it *

Shopping

Events

Businesses

Activities

SALE

Deals

KRILLION DATA INGESTION ENGINE

Enterprise Advertisers

Google YAHOO!

yp

LOCALIZE DATA

at&t bing yext

Enterprise Advertisers

PROPRIETARY TECHNOLOGY

Re/target

Monetize

Personalize

Present

(Enterprise Channel Partners)

O&O Sites

Network

Apps

ISPs

MVNOs Appliances

Consumers

* Q1 2014 RKV: $189

Corporate Overview - Q2 2014

7

Smartphones make local search relevant

US Mobile Ad

Spending in Billions

(By format, 2013-2018)

35%CAGR

Search Advertising Spend

from 2013 - 2018

$18B $16B $14B $12B $10B $8B $6B $4B $2B $0

Messaging Video Native Social Display Search

2013 2014 2015 2016 2017 2018

“4 in 5 consumers use search engines to find local information”

-Google

“Over ½ of all local searches end with a purchase”

-7th annual local search study: Neustar Localeze/15miles/comScore

“Money is flowing into location-based mobile marketing”

-Business Insider

“Social & mobile are key”

-JMP Securities – Internet Industry Overview

Source: BI Intelligence: BIA/Kelsey via eMarketer, April 2014

Corporate Overview – Q2 2014 8

Where we’re going

Richer consumer experience, expanding channels & innovative technology to fuel growth

Foundation 2004 – 2012

Deep roots in local search

Focus on local search

First search site live in 2004

Focus 2013 – 2014

Pivot to enterprise

Shift in Focus from SMB to Enterprise

Focus on mobile experiences

Innovation Future

Innovative technology

Deliver a relevant, personalized consumer experience

Quality experience across screens

Focus on innovation

Rapid iteration

Corporate Overview – Q2 2014

9

Investing in innovation

% EMPLOYEE HEADCOUNT ATTRIBUTED TO R&D

47 employees 48% of workforce 2014 E 26 employees 27% of workforce 2013

48% of employees will work in research & development by the end of 2014

15% Projected revenue generated from innovation

2014 ESTIMATED REVENUE

Local Labs

INNOVATIONS NEW VENTURES

Local Labs serves as a digital technology lab and start-up incubator focused on innovating the digital ecosystem that converges around the digital consumer’s path from discovery to decision.

10

White-labeled consumer search - anywhere there’s access to the internet

New channels, new devices, new experiences - globally

nQueryTM by local

Mobile carriers & operators

ISPs

Consumer devices & appliances

Digital signage

Corporate Overview – Q2 2014 11

Data driven advertising with dynamic, localized data

nStoreTM by local

Corporate Overview – Q2 2014 12

Improving growth & financials

Evolving model remains strong

Multiple growth drivers

Investing for growth (Adjusted EBITDA)

0.7M 4.5M 4.0M*

2012 2013 2014 2017

*Estimate

Stabilize Execute GROW

Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.

Corporate Overview – Q2 2014 13

IP Portfolio

13 Current Patents + Applications Pending

Search/Menu Patents (4)

Pay-Per-Call Patents (5)

Web Domains/Other (2)

Local Shopping Patent (1)

Ad Monetization Patent (1)

Reviewing options to maximize value

Pay-Per-Call patent portfolio

Transferring patents into dedicated IP holding subsidiary

Structure provides most flexible solution to leverage value

The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents.

Corporate Overview – Q2 2014 14

Leadership team

Fred Thiel Chairman & CEO

Ken Cragun

Chief Financial Officer

Scott Reinke

Chief Legal Officer

Carlos Caponera

Sr. VP O&O

Lori Chavez

VP Marketing

Eileen Kim

VP Shopping

Joe Lindsay

VP Technology

Rob Luskey

VP Business Development

Eric Orrantia

VP Network

Brian Singleton

VP Innovation

Corporate Overview – Q2 2014 15

Board of directors

Fred Thiel

Chairman of the Board & Chief Executive Officer

Frederick G. Thiel has more than 25 years of experience leading companies in the technology, data communications, Internet, Big Data, digital media and software industries. He was named chairman in

January 2014, after joining the board in January 2013. Fred served as managing partner at Triton Pacific

Capital Partners and founder and managing partner of TechStarter Ventures. He also served as CEO of

GameSpy Industries where he led the company from losses to almost double revenues in less than one year and led the sale of the company. As chairman and CEO for Lantronix (LTRX), Fred led a repositioning,

doubled the company’s revenue growth in four years, led four acquisitions and the initial public and secondary offerings that raised $120+ million. He also serves as a senior advisor to Graham Partners and as a director for three privately-held companies. Fred attended classes at the Stockholm School of Economics in Europe.

Norman K. Farra, Jr.

Lead Director

Norman K. Farra Jr. has more than 20 years of strategic leadership experience. Farra has served as a director since August 2005 and is currently serving as lead director. He is currently a Managing Director,

Investment Banking for Aegis Capital, Inc. Farra also served as Managing Director of Investment Banking for

R.F. Lafferty & Co. Inc. and Director for Investment Banking for Cresta Capital Strategies, LLC. He was an

independent financial consultant and served as Managing Director of Investment Banking for GunnAllen

Financial Inc. Farra also served as an independent contractor acting as Managing Director of Investment

Banking for GunnAllen Financial Inc. Farra received a Bachelor of Science degree in Business Administration from Widener University.

David M. Hughes

Director

David M. Hughes has more than 15 years of strategic leadership experience. He is currently the CEO of The

Search Agency, a global digital marketing company. Hughes served as senior vice president of corporate development for United Online, Inc. Hughes also served as a management consultant for the Boston

Consulting Group and was an associate with Mercer Management Consulting. Hughes is a graduate of

Harvard University’s Graduate School of Business Administration, where he received a master’s of business administration. He also holds a bachelor of arts degree with honors from the University of Western Ontario.

He currently serves as a board member for Spark Networks (NYSE: LOV), YPOLA, and The Huron University

College Foundation USA.

John M. Payne

Director

John M. Payne has more than 30 years of strategic leadership experience. Payne is currently CEO of

SimpleAir, Inc., an inventor-owned technology licensing company with mobile interests and intellectual property assets. He serves as lead inventor for the SimpleAir patent portfolio, which covers more than

12 patents, and is widely licensed in the mobile industry by companies, including Apple® for its Apple

Push Notification. Payne has been CEO of more than 10 digital technology and enterprise security companies. He led the successful IPO of Stamps.com (NASDAQ: STMP) and the turnaround of Day

Software(SWX: DAYN), which was acquired by Adobe. He is an experienced fundraiser who has raised more than $550 million in public and private equity. He currently serves as managing director for Outset Ventures and as an advisory board member for Digital Offering LLC.

John E. Rehfeld

Director

John E. Rehfeld has more than 30 years of strategic leadership experience and served as a director since August 2005, as well as lead independent director from December 2005 to October 2011.

Rehfeld has been the adjunct professor of marketing and strategy for the Executive MBA Program at

Pepperdine University, since 1998 and the University of San Diego, since 2010. He currently serves as

Director of Lantronix, Inc. Rehfeld was previously a Director of ADC Telecommunication, Inc. and

Primal Solutions, Inc. Additionally, Rehfeld currently holds directorships with several private companies. Rehfeld received a Masters of Business Administration degree from Harvard University and a Bachelor of Science degree in Chemical Engineering from the University of Minnesota.

Corporate Overview – Q2 2014 16

Market Cap/Sales Valuation

Market Cap 2014E Sales

Company Symbol Price Market Cap/Sales

(in millions) (in millions)

Blucora, Inc. BCOR $ 18.85 $ 780.7 $ 656.0 1.2

The Rubicon Project, Inc. RUBI $ 13.37 $ 485.1 $ 112.6 4.3

Angie’s List, Inc. ANGI $ 12.02 $ 695.1 $ 328.0 2.1

Marchex, Inc. MCHX $ 11.30 $ 421.0 $ 183.0 2.3

Autobytel, Inc. ABTL $ 13.26 $ 116.8 $ 114.0 1.0

Yelp, Inc. YELP $ 76.02 $ 5,310.0 $ 366.0 14.5

Travelzoo Inc. TZOO $ 19.28 $ 281.6 $ 163.0 1.7

XOXO Group Inc. XOXO $ 11.96 $ 305.8 $ 142.0 2.2

Demand Media DMD $ 4.74 $ 428.8 $ 357.0 1.2

Rocket Fuel Inc. FUEL $ 27.16 $ 940.0 $ 422.0 2.2

Average 3.3

Local Corporation LOCM $ 1.90 $ 45.4 $ 107.0 0.4

*Estimate

Corporate Overview – Q2 2014 17

Reconciliation: Adjusted EBITDA to GAAP Net income

Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*

Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $4,000

Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)

Less provision for income taxes (158) (102) (178) (111) (139) (200)

Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)

Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)

Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)

Less LEC receivable reserve - - - (1,407) - -

Less net loss from discontinued operations - - (6,899) (14,250) (3,729) -

Plus gain on sale of Rovion - - - 1,458 - -

Plus revaluation of warrants (2,981) 887 2,633 202 1,100 -

Less Geo-Tag settlement - - - - (550) -

Less non-recurring charges (520) - (1,461) (684) (2,829) (1,800)

GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,362) $(5,400)

*Estimate

Corporate Overview – Q2 2014 18

Use of non-GAAP measures

This document includes the non-GAAP financial measure of “Adjusted EBITDA”

which we define as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges; gain or loss on derivatives’ revaluation, net income (loss)

from discontinued operations; gain on sale of Rovion; impairment charges; LEC receivables reserve; finance related charges; accrued lease liability/asset; and

severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure. A reconciliation of net income (loss) to

Adjusted EBITDA is set forth within this presentation.

Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges;

finance related charges; accrued lease liability; and severance charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.

A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance,

and as a base-line for assessing the future earnings potential of the company.

While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to,

GAAP net income (loss) or earnings (loss) per share.

Corporate Overview – Q2 2014 19

Thank you

Fred Thiel Ken Cragun

Chairman & CEO CFO

fred@local.com kcragun@local.com

Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 | www.localcorporation.com

Corporate Overview – Q2 2014 20